EXHIBIT 10.160

                     THE CHARLES SCHWAB CORPORATION
                         1987 Stock Option Plan,
                    as Amended on September 17, 1996



1.     Purpose.

     The purpose of the 1987 Stock Option Plan, as Amended and Restated (the "Option Plan") is to enable The Charles Schwab Corporation (formerly known as CL Acquisition Corporation) (the "Company") and its subsidiaries to attract and retain directors, officers, and other key employees and to provide such persons with additional incentive to advance the interests of the Company. Options qualifying as incentive stock options under Section 422A of the Internal Revenue Code of 1954, as amended, and other forms of options may be granted under this Option Plan.

2.     Administration.

     (a) This Option Plan shall be administered by the Board of Directors (the "Board"), or by a committee of Directors (the "Committee") selected by the Board, provided that the Committee may not include any Director who is an employee of the Company.

     (b) The Board or the Committee shall have the power, subject to the express provisions of this Option Plan:

          (1) To determine the recipients of options under this Option Plan, the time of grant of the options, and the number of shares covered by the grant.

          (2) To prescribe the terms and provisions of each option granted (which need not be identical).

          (3) To construe and interpret this Option Plan and options, to establish, amend, and revoke rules and regulations for this Option Plan's administration, and to make all other determinations necessary or advisable for the administration of this Option Plan.

3.     Shares Subject to this Option Plan.

     Subject to the provisions of Paragraph 8 (relating to the adjustment upon changes in stock), a total of up to 1,616,000 shares of the Common Stock (the "Shares") of the Company may be issued pursuant to options granted under this Option Plan. The Shares may be unissued Shares or reacquired Shares. If any options granted under this Option Plan shall for any reason terminate or expire without having been exercised in full, the Shares not purchased under such options shall be available again for the purposes of this Option Plan.

4.     Eligibility.

     Options under this Option Plan may be granted only to directors, officers, and other employees of the Company and/or of its subsidiaries who do now own stock possessing more than ten percent of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries. Persons to whom options to purchase Shares are granted are hereinafter referred to as "Optionee(s)." Subject to the provisions of Paragraphs 3 and 5, and this Paragraph 4, of this Option Plan, there is no limitation on the number of options that may be granted to an Optionee.

     Notwithstanding the foregoing provisions of this Paragraph 4, options may not be granted under this Plan for the purchase of an aggregate of more than 100,000 Shares to persons who, at the time of the grant of the option(s), are members of the Board but not employees of the Company and/or of its subsidiaries, and options to purchase no more than 10,000 Shares may be granted to any single such director in any calendar year. If any option granted to any such director shall for any reason terminate or expire without having been exercised in full, the Shares not purchased under such option shall be available again for the purpose of granting options to such directors (as well as any other eligible participant) under this Option Plan.

5.     Terms of Option Agreements.

     (a) All Option Agreements. Options granted pursuant to this Option Plan shall be evidenced by agreements specifying the number of Shares covered thereby, in such form as the Board or Committee shall from time to time establish, which agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

          (1) options under this Option Plan will be exercisable, subject to the other provisions of this option Plan, only at the following times:

               (i) from and after the effective date of registration pursuant to the Securities Act of 1933, as amended (the "Act"), of the common shares underlying the options granted pursuant to this Option Plan, provided that such exercise is in compliance with all applicable securities laws; or

               (ii) at such times (if at all) and with such conditions as the Company, in its sole discretion, may determine, provided that the Company may place such restrictions on exercise, resale or otherwise as it deems appropriate in order to satisfy applicable securities laws; provided, however, that an option issued to a member of the Board shall not be exercisable prior to the later to occur of the satisfaction of (i) or (ii) above and the termination of a one year period from the date of the grant of such option. The Company covenants to effect the registration described in paragraph (1)(i), above, contemporaneously with, or a reasonable time after, the effectiveness of the initial public offering of equity securities of the Company provided that: (i) in no event will the Company be obligated to effect such registration earlier than 180 days after such initial public offering; and (ii) in no event will the Company be obligated to effect such registration at any time as such registration would constitute or cause a breach of any then existing contract to which the Company is a party. In no event shall an option be exercisable after the expiration of eight years from the date it is granted.

          (2) Except as provided in Paragraph 5(b)(2) below, the exercise price shall not be less than the fair market value (computed as provided in Paragraph 6(g)) of the Shares on the date of granting of the option, provided that, in addition to the foregoing limitation contained in this sentence, prior to September 30, 1987 the exercise price shall not be less than one dollar and twenty-seven cents ($1.27).

          (3) To the extent that options are exercisable hereunder, options may be exercised by written notice to the Company, stating the number of Shares being purchased and accompanied by the payment in full of the option price for such Shares. Such payment shall be made in cash or, subject to the Company's discretion, in fully paid shares of the outstanding common stock of the Company or a combination of cash and such common stock. If shares of common stock are used in part or full payment for the Shares to be acquired upon exercise of the option, such shares shall be valued for the purpose of such exchange by the Board of Directors of the Company as of the date of exercise of the option. Any certificates for shares of outstanding common stock used to pay the option price shall be accompanied by stock powers duly endorsed in blank by the registered holder of the certificate (with the signature thereon guaranteed). In the event the certificates tendered by the optionee in such payment cover more Shares than are required for such payment, the certificates shall also be accompanied by instructions from the optionee to the Company's transfer agent with regard to disposition of the balance of the Shares covered thereby.

          (4) The Company at all times shall keep available the number of Shares required to satisfy options granted under this Option Plan.

          (5) The Company may require any person to whom an option is granted, or his or her legal representative, heir, legatee, or distributees, as a condition of exercising any option granted hereunder, to give written assurance satisfactory to the Company to the effect that such person is acquiring the Shares subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same. The Company reserves the right to place a legend on any Share certificate issued pursuant to this Option Plan to ensure compliance with this paragraph. Unless a Registration Statement under the Act is in effect with respect to the Shares issuable upon exercise of the option, the exercise of any option shall be conditioned upon the approval of the Company.

          (6) Neither a person to whom an option is granted, nor such person's legal representative, heir, legatee, or distributees, shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such option unless and until such person has exercised his or her option pursuant to the terms thereof.

          (7) Options shall be transferable only by will or by the laws of descent and distribution, and during the lifetime of the person to whom they are granted such person alone may exercise them.

          (8) In no event may an option be exercised by anyone after the expiration of the term of the option established pursuant to Subparagraph 5(a)(1) hereof.

          (9) Each option granted pursuant to this Option Plan shall specify whether it is a non-qualified (i.e., non-statutory) or an incentive stock option or other form of stock option.

     (b) Incentive Stock Options. In addition to the terms and conditions specified above, incentive stock options granted under this Option Plan shall be subject to the following terms and conditions:

          (1) The aggregate value (determined as of the time the option is granted) of the Shares with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.

          (2)     As to individuals otherwise eligible under this Option
Plan who own at the time of the grant of an option more than 10% of the total combined voting power of all classes of stock of the Company and its parent and subsidiary corporations, incentive stock options can be granted under this Option Plan to any such individual only if at the time such option is granted the option price is at least 110% of the fair market value (as defined in paragraph 6(g) below) of the Shares subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

          (3) An option shall terminate and may not be exercised if the person to whom it is granted ceases to be employed by the Company or by a subsidiary of the Company (unless such person continues as an employee of the Company or another subsidiary of the Company), with the following exceptions:
               (i) If the employment is terminated for any reason other than the person's death or disability, he or she may exercise the option if otherwise exercisable under this Option Plan not later than three months after such termination, but only to the extent that it was exercisable by such person on the date of such termination, or

               (ii) If such person dies or becomes permanently disabled while in the employ of the Company or of a subsidiary, his or her option, if otherwise exercisable under this Option Plan, may be exercised by his or her personal representatives, heirs or legatees not later than twelve (12) months following the date of death or permanent disability, but only to the extent such option was exercisable by such person on the date of death or permanent disability.

6.     Restrictions as to the Shares.

     (a) Share Certificates; Escrow. Share certificates issued for Shares purchased upon exercise of options granted pursuant to this Option Plan will bear all legends required by law and necessary to effectuate this Option
Plan's provisions. For purposes of facilitating the enforcement of the provisions of this Option Plan, the Optionee, at the Company's option, will deliver the certificate(s) for his or her Shares with a stock power executed by him or her and by his or her spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold said certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Option Plan. The certificates may be held in escrow so long as the Shares whose ownership they evidence are subject to any right of repurchase under this Option Plan. Each Optionee, by exercising an option, thereby acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the grant of an Option under this Option Plan, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to this Option Plan (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

     (b) Vested and Unvested Shares. As of the date of the grant of any option granted under this Option Plan, all Shares underlying the option will be deemed "Unvested." Except as may be otherwise provided in the stock option agreement executed by an optionee who is not a member of the Board, Shares purchased upon the exercise of any option will be or become "Vested" according to the following schedule: at the end of each six (6) month period after the date of grant of any option, one tenth (1/10) of the Shares underlying such option will be deemed "Vested." Unless otherwise provided in the stock option agreement executed by an Optionee, upon the termination of Optionee's employment (in the case of employees), service as a director (in the case of directors), or provision of independent contractor services (in the case of independent contractors) with or for the Company (including any subsidiary of the Company) for any reason whatsoever (whether by reason of death, disability, voluntary resignation, involuntary termination, or any other reason), all Unvested Shares will remain Unvested Shares and no further Shares will become Vested. Notwithstanding the foregoing, and irrespective of any provision in a Stock Option Agreement to the contrary, upon an Optionee's Retirement, all outstanding Options that had been granted more than two years before the date of the Optionee's Retirement shall become immediately Vested. For purposes of the preceding sentence, "Retirement" shall mean any termination of employment of an Optionee for any reason other than death at any time after the Optionee has attained fifty (50), but only if, at the time of such termination, the Participant has been credited with at least seven (7) Years of Service under the Charles Schwab Profit Sharing and Employee Stock Ownership Plan. The foregoing definition shall apply to all Stock Option Agreements entered into pursuant to the Plan, irrespective of any definition to the contrary contained in any such Stock Option Agreement.

     (c)     Restrictions on Transfer.

          (1) Definitions. As used in this Option Plan, the term "Transfer" will include, but not be limited to, a voluntary or involuntary sale, assignment, transfer, pledge hypothecation, encumbrance, disposal, loan, gift, attachment or levy of Shares. A Transfer will be considered "Involuntary" for purposes of this Option Plan if it occurs pursuant to any assignment of Shares for the benefit of creditors or any Transfer by operation of law, including (but not limited to) any Transfer by will or under the laws of intestate succession; any execution of judgment against the Shares or the acquisition of record or beneficial ownership of Shares by a lender or creditor; any Transfer pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement under which a part or all of any Shares are Transferred or awarded to the spouse of Optionee or are required to be sold;
or any Transfer resulting from the filing by Optionee of a petition for relief, or the filing of an involuntary petition against Optionee, under the bankruptcy laws of the United States or of any other nation.

          (2) General Prohibition on Transfer. Except as expressly provided in this Option Plan, or as expressly provided otherwise in the stock option agreement executed by any Optionee, Shares may not be Transferred in any manner, Voluntarily or Involuntarily.

          (3) Required Undertaking. Any Transfer that would otherwise be permitted under the terms of this Option Plan is prohibited unless the transferee executes such documents as the Company may reasonably require to ensure that the Company's rights under this Option Plan are adequately protected with respect to the Shares Transferred. Such agreements may include (but are not limited to) the transferee's agreement to be bound by all of the terms of this Option Plan as if he or she were the original Optionee, except that the Vesting of Shares under Paragraph 6(b) hereof and the Company's right of repurchase upon termination under paragraph 6(d) hereof will continue to be determined with reference to the employment (or other service) of the original Optionee.

          (4) Permissible Transfer of Shares. Subject to any limitations on Transfer imposed by any applicable state or federal securities laws, and subject to the requirements of paragraph 6(c)(3) hereof:

               (i) Shares may be Transferred by will or by the laws of intestate succession;

               (ii) Shares may be Transferred to Optionee's ancestors, descendants, or spouse, or to a trust, partnership, custodianship or other fiduciary account for his, her, or their benefit; and

               (iii) Vested Shares may be Transferred. All other Transfers of Shares are expressly prohibited.

          (5) Effect of Prohibited Transfer. Any prohibited Transfer, whether Voluntary or Involuntary, is void and of no effect. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertaking required under paragraph 6(c)(3), or exercise any other legal remedy.

     (d)     Company's Right To Purchase Unvested Shares Upon Termination.

          (1) Definitions. For purposes of this section, neither a transfer of Optionee from the Company to one of its subsidiaries or vice versa, or from one of its subsidiaries to another, or to a successor to the business of the Company or any of its subsidiaries by way of merger, consolidation or purchase of substantially all the assets of the Company or that subsidiary, or a leave of absence duly authorized by the Company, will be deemed a termination of employment or service. If Optionee is a director of the Company but not an employee when Shares are purchased upon exercise of an option granted under this Option Plan, then for definitional purposes of this Option Plan only, Optionee will be deemed to be employed by the Company so long as he or she is a director or employee of the Company.

          (2) Scope of Right. Should Optionee cease to be employed by the Company and its subsidiaries for any reason whatsoever (whether due to death, voluntary resignation, involuntary termination, disability or any other reason), the Company will have an assignable right (but not an obligation) to repurchase any Unvested Shares owned by Optionee at the time of termination for a price per share equal to Optionee's original cost per share, subject to appropriate adjustment pursuant to paragraph 8. If the Company assigns its right under this subparagraph, the assignee, upon exercise of its right to purchase the Unvested Shares, will pay the Company cash in the amount equal to the difference between the fair market value per share at the time of exercise and the Optionee's original cost per share, subject to appropriate adjustment pursuant to paragraph 8. The fair market value at the time of exercise will be determined by the Board of Directors.

          (3) Mechanics and Notice. The Company's right to repurchase may be exercised by written notice to Optionee or his or her personal representative at any time not more than sixty (60) days after the Optionee's employment with or service to the Company and its subsidiaries terminates. Except as otherwise agreed upon by the Company and the Optionee, the Shares will be repurchased at the Company's principal executive offices on the sixtieth day (or, if that day is not a regular business day for the Company, on the Company's first regular business day thereafter) following the termination of employment or service. The repurchase price will be paid in cash at the tine of the repurchase.

     (e) Additional Restrictions on Transfer. By accepting options and/or Shares under this option Plan Optionee represents, warrants and agrees as follows:

          (1) Commissioner of Corporations. Optionee understands that Transfer of the Shares may be restricted in accordance with Section 260.141.11 of the rules of the California Commissioner of Corporations (to the extent applicable), a copy of which is attached hereto.

          (2) Securities Act of 1933. Optionee further understands that the options and Shares may not have been registered under the Act and that the options and Shares, when and if obtained are not freely tradeable and must be held indefinitely unless registered under the Act or an exemption from such registration is available. Optionee understands that the Company is under no obligation to register the options or Shares except as expressly set forth herein. Optionee further understands that although an exemption from registration may be available pursuant to Rule 144 promulgated under the Act by the Securities and Exchange Commission, satisfaction of a number of conditions is required to make a sale under that exemption, and that, even if Rule 144 is applicable in whole or in part, in no event may Optionee sell the Shares to the public under such Rule prior to the expiration of a two-year period after purchase, that any such sales must be limited in amount and that sales can only be made in full compliance with the provisions of the Rule. Optionee understands that Rule 144 contains specific requirements that there be available to the public certain information with respect to the Company's business and financial affairs, and that the Company may not be in compliance with the information requirements of the Rule at any given time. Optionee acknowledges that there is no assurance that the requirements will be met at the time Optionee may want to make sales pursuant to the Rule.

     Optionee represents that Optionee is purchasing the Shares for Optionee's own account and not with a view to distribution within the meaning of the Act, other than as may be effected in compliance with the Act and rules and regulations promulgated thereunder. No one else has any beneficial interest in the Shares. Optionee has no present intention of disposing of the Shares at any particular time or for any particular price and is not aware of any particular occasion, event or circumstance upon the occurrence of which Optionee intends to dispose of the Shares. Optionee understands that the Company is relying upon the truth and accuracy of these representations in issuing the Shares without first registering them under the Act.

          (3) Legends and Stop Order. The Company may affix to the certificates representing the Shares such legends as it deems necessary or appropriate to give effect to the terms of this Option Plan or as are required to comply with any federal or state securities laws. The Company may place a "stop transfer" order against the Shares until all restrictions and conditions set forth in this Option Plan and in the legends referred to in this subparagraph have been complied with.

     (f) Compliance with Law. Despite anything else herein, Shares may be sold pursuant to this Option Plan or by Optionee only after there has been compliance with all applicable federal and state securities laws, and all offers will be subject to this overriding condition. The Company will not be required to register or qualify Shares with the Securities and Exchange Commission or any State agency except that the Company will obtain any required permit from the California Commissioner of Corporations authorizing the original issuance of the Shares.

     (g) Fair Market Value. If the Shares of the Company are not publicly traded as of a particular date, fair market value may be computed by any method the Board or Committee believes in good faith will reflect the fair market value of the Shares on such day. During such time as such Shares are publicly traded but not listed upon an established stock exchange, the fair market value per Share shall be the last sale price on the relevant date as reported on the National Market System, or, if such Shares are not then reported on the National Market System but quotations are reported on the National Association of Securities Dealers Automated Quotations System, the average of the bid and asked prices on the relevant date, in either event as such price quotes are listed in The Wall Street Journal, Western Edition (or if not so reported in The Wall Street Journal any other listing service or publication known to the Board). If the Shares are listed upon an established stock exchange or exchanges, such fair market value shall be deemed to be the closing price of the Shares on the largest such stock exchange upon which such Shares are listed on the relevant date.

7.     Use of Proceeds from Shares.

     Proceeds from the sale of shares pursuant to options granted under the Option Plan shall be used for general corporate purposes.

8.     Adjustment Upon Changes in Shares.

     (a) In the event that the Common Stock of the Company is changed by a stock split, reverse stock split, recapitalization, or other change in the capital structure of the Company, or in the event that the outstanding number of shares of stock of the company is increased through payment of a stock dividend, appropriate proportionate adjustments will be made in the number and class of shares of stock subject to this Option Plan, and the exercise price of the rights of purchase or repurchase under this Option Plan. Any such adjustment will be made by the Board, whose determination will be conclusive. If there is any other change in the number or kind of the outstanding shares of stock of the Company, or of any other security into which that stock has been changed or for which it has been exchanged, and if the Board, in its sole discretion, determines that this change requires any adjustment in the restrictions on Transfer or rights of repurchase in Shares then subject to this Option Plan, such an adjustment will be made in accordance with the determination of the Board. No adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its stock or securities convertible into or exchangeable for shares of its stock.

     (b) If, as a result of a stock split, stock dividend, or exchange for other securities in the Company or in another corporation by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, Optionee (or his or her successor or assignee), as the owner of Shares subject to restrictions on Transfer or rights of repurchase hereunder, is entitled to new, additional or different securities, then, at the option and in the sole discretion of the Board, those new, additional, or different securities may be distributed subject to all, some, or none of the restrictions on Transfer or rights of repurchase to which the original shares were subject. The certificate or certificates for, or other evidences of, such new or additional or different securities, together with a stock power or other instrument of transfer appropriately endorsed, as appropriate, also will be imprinted with such legends as may be required by law or necessary to effectuate the rights or restrictions imposed, and will be deposited in escrow, as provided in Paragraph 6(a).

     (c) In the event of a dissolution or liquidation of the Company, the Board shall have discretion and power to shorten the time over which an option may be exercised or the time over which Shares are deemed "Vested" under Paragraph 6(b) herein, notwithstanding the provisions of the option agreement or this Option Plan.

     (d) In the event of a merger or consolidation or other reorganization in which the Company is not the surviving corporation, or in which the Company becomes a subsidiary of another corporation, the successor corporation shall agree to assume the outstanding options or substitute comparable options therefor or, if the successor corporation is unwilling to do so, the outstanding options shall be exercisable only prior to such merger, consolidation, or other reorganization and any Shares purchased upon exercise shall be deemed fully "Vested" prior to such merger or consolidation or other reorganization.

9.     Rights as an Employee.

     Nothing in this Option Plan or in any rights awarded hereunder shall confer upon any employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary to terminate such employee's employment at any time.

10.     Withholding Tax.

     There shall be deducted from the compensation of any employee holding options under this Option Plan the amount of any tax required by any governmental authority to be withheld and paid over by the Company to such governmental authority for the account of the person with respect to such options.

11.     Termination and Amendment of Option Plan.

     The Board of Directors may at any time terminate this Option Plan, or make such modifications of the Option Plan as it shall deem advisable.

12.     Effective Date of the Option Plan.

     The Option Plan was initially adopted on March 24, 1987, and was amended on July 29, 1987. The Option Plan, as amended and restated herein, shall be effective as of April 17, 1989. Any options granted under this Option Plan must be exercised within eight (8) years of the date of grant. The Option Plan shall terminate not more than ten (10) years from the date the Option Plan initially was adopted, but such termination will not affect any options then outstanding.

13.     Indemnification.

     In addition to such other rights of indemnification as they may have as directors, the members of the Board of Directors administering the Option Plan shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Option Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

                  NON-OUALIFIED STOCK OPTION AGREEMENT
               (1987 Stock Option Plan, as first amended)



     THIS AGREEMENT, made as of this _____ of _________, 19__, by and between The Charles Schwab Corporationp a Delaware corporation ("Company"), and _______________ ("Optionee").

                               WITNESSETH:

     WHEREAS, there has been granted to Optionee, effective as of __________ __, 19____, a non-qualified stock option under the 1987 Stock
Option Plan, as first amended, of the Company ("Option Plan");

     NOW, THEREFORE, it is mutually agreed as follows:

     1. The Optionee shall have a non-qualified stock option to acquire _____ shares of common stock of the Company (the "Shares"), at a price of $_______ per share.

     2. Optionee acknowledges that paragraph 5(a) of the Option Plan imposes significant restrictions on Optionee's ability to exercise this option.

     3. This is a non-statutory stock option and the provisions of paragraph 5(b) of the Option Plan are inapplicable to this Option. With that exception and except as provided in paragraph 4, 5 and 6 below, the other terms of this option shall be the same as without limitation, vesting of Shares, limitations on exercise and transfer, and other restrictions. The Option Plan is attached hereto as Exhibit A and is incorporated herein by this reference. Optionee has read the Option Plan and, other than for the provisions of paragraph 5(b) of the Option Plan and as provided in paragraphs 4, 5 and 6 below, agrees to be bound by its terms. Without limitation, Optionee specifically acknowledges the representations, warranties and agreements contained in paragraph 6(e) of the Option Plan.

     4. Notwithstanding paragraph 6(b) of the Option Plan, in the event Optionee's employment, service as a director or provision of independent contractor services with or for the Company and its subsidiaries terminates by reason of Optionee's death or permanent disability, all shares then not deemed to be Vested thereupon will be deemed immediately Vested. For this purpose, "permanent disability" will mean the reasonable determination by a qualified physician acceptable to the Company that the Optionee has an illness or incapacity that has disabled, or will disable, the Optionee from rendering his or her normal services to the company and its subsidiaries for a period of more than six (6) consecutive months in any consecutive twelve
(12) month period.

     5. If the Company fails to timely exercise its right to repurchase Unvested Shares, those Shares will be treated as Vested Shares. Options underlying Unvested Shares may not be exercised once vesting ceases.

     6. Any notice to be given by the Optionee under the terms of the Option Plan shall be deemed to have been duly given, and effective upon receipt, if sent by Certified Mail, postage and certification prepaid, to The Charles Schwab Corporation, 101 Montgomery Street, San Francisco, California 94104, Attention: Corporate Secretary, except as superseded by a different address noticed to Optionee.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year referred to above.


                                       BY:
                                          on Behalf of
                                          The Charles Schwab Corporation
                                          ("Company")



                                          Optionee


Attachments:  (1)  Spousal Consent
              (2)  Exhibit A:  1987 Stock Option
                   Plan, as first amended.